THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                            New York, New York 10104

               EQUI-VEST(R)DEFERRED VARIABLE ANNUITY APPLICATION
               Application Number: _______________ (Page 1 of 7)


--------------------------------------------------------------------------------
1. TYPE OF EQUI-VEST PLEASE ELECT ONE OF THE FOLLOWING. (SERIES 800 EQUI-VEST IS NOT AVAILABLE IN PENNSYLVANIA)
   [ ] EQUI-VEST Traditional IRA       [ ] EQUI-VEST Express Traditional IRA
       Inherited IRA                       Inherited IRA
   [ ] EQUI-VEST Roth IRA Inherited    [ ] EQUI-VEST Express Roth IRA
       IRA                                 Inherited IRA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. ANNUITANT INFORMATION (CHECK APPROPRIATE BOXES)
   [ ] Mr. [ ]  Mrs. [ ] Miss [ ] Ms.      [ ] Male [ ] Female

                                                  ------------------------------
                                                  SOCIAL SECURITY NO. (REQUIRED)

--------------------------------------------------------------------------------
FIRST NAME              MIDDLE INITIAL ONLY          LAST NAME

--------------------------------------------------------------------------------
BIRTH DATE              AGE AT NEAREST BIRTHDAY

--------------------------------   [ ] Home [ ] Work
AREA CODE   DAYTIME PHONE NUMBER

--------------------------------------------------------------------------------
STREET ADDRESS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CITY                                                    STATE  ZIP

Is the Proposed Annuitant the surviving spouse of the Deceased Owner and the sole designated beneficiary under the Original IRA? [ ] Yes [ ] No
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3. DECEASED OWNER INFORMATION (PROVIDE NAME AND ADDRESS BELOW OF ANNUITANT OF THE ORIGINAL IRA)

   -----------------------------------------------------------------------------
   DECEASED OWNER

   ------------------------------------------------------
   RELATIONSHIP TO PROPOSED ANNUITANT UNDER THIS CONTRACT

   -----------------------------------------------------------------------------
   STREET ADDRESS

   -----------------------------------------------------------------------------
   CITY                                                     STATE   ZIP

   -----------------------------
   SOCIAL SECURITY NUMBER

   BIRTH DATE:_________________  DECEASED OWNER'S DATE OF DEATH:________________
              YEAR  MONTH   DAY                                 YEAR  MONTH  DAY
   (of deceased owner)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4. OWNER -- (BENEFICIARY OF DECEASED OWNER)

   [ ] Same as Annuitant in section 2.
   [ ] Qualifying Trust (Trustee Certification Form Required)

   COMPLETE THIS SECTION BELOW ONLY IF THE PROPOSED OWNER IS A QUALIFYING TRUST.

   -----------------------------------------------------------------------------
   NAME OF QUALIFYING TRUST

   -----------------------------------------------------------------------------
   STREET ADDRESS

   -----------------------------------------------------------------------------
   CITY                                                  STATE  ZIP

   -----------------------------------------------------------------------------
   TIN

--------------------------------------------------------------------------------
Form # 180-3000 BCO                   E4289             Cat.#131147 (rev. 04/03)

           Application Number: _______________________ (Page 2 of 7)
--------------------------------------------------------------------------------
5. BENEFICIARY CONTINUATION OPTION (BCO) DISTRIBUTIONS COMMENCEMENT DATE
   (When Owner anticipates BCO Distributions to begin. Distributions must begin by 12/31 of the year following the calendar year of the Deceased Owner's death. Special rules apply for spouses.)
   BCO Distributions from this contract will be calculated over a period not extending beyond the remaining life expectancy of the Annuitant, based on the information provided in this application.
   The factors that will determine the remaining life expectancy are:
   1. The date of death of the deceased,
   2. The Annuitant's age as of the calendar year following the year of death and the corresponding life expectancy in the Single Life Table in Q&A-1 of Treasury Regulation Section 1.401(a)(9)-9, and
   3. The number of years that have elapsed since the date of death.
   PLEASE FOLLOW THE FOLLOWING STEPS TO DETERMINE WHEN PAYMENTS FROM THIS CONTRACT MUST BEGIN:
   How do you want the BCO distributions to be made to you?
              [ ] Monthly    [ ] Quarterly    [ ] Annually
   O PLEASE INSERT THE DATE WHEN YOU WANT BCO DISTRIBUTIONS TO BEGIN IN 1, 2 OR
     3 AS APPLICABLE.
   O THE TERM "BENEFICIARY" REFERS TO THE BENEFICIARY OF THE ORIGINAL IRA, WHO
     IS ALSO THE PROPOSED OWNER OF THE EQUI-VEST OR EQUI-VEST EXPRESS IRA CONTRACT.
   O IF THE DECEASED HAD BEEN TAKING THE RMD PAYMENTS AND NO DISTRIBUTION WAS
     MADE IN THE YEAR OF DEATH, YOU MUST TAKE A DISTRIBUTION FOR THAT YEAR BEFORE TRANSFER IS MADE TO US. YOU WILL BE RESPONSIBLE FOR ANY TAX PENALTIES THAT MAY APPLY IF YOU FAIL TO TAKE THE DISTRIBUTION.

   1. ALL BENEFICIARIES:

      Have you begun taking BCO distributions from the deceased's IRA?
                                                                 [ ] Yes [ ] No
      IF NO, SKIP TO PART 2 OR 3 AS APPLICABLE. If yes, complete this section; do not complete either 2 or 3.
      Date of last distribution: _________ Date you would like BCO distributions from this IRA to begin: _________
      (THE DATE YOU SELECT CANNOT BE LATER THAN THE 28TH DAY OF THE MONTH. DISTRIBUTIONS MUST BEGIN BY 12/31 OF THE YEAR AFTER THE LAST DISTRIBUTION. IF THIS DATE IS PAST AND YOU HAVE NOT STARTED TAKING DISTRIBUTIONS, TAX PENALTIES MAY APPLY.)

   2. SOLE SPOUSAL BENEFICIARY:

      A. End of the year in which deceased was (or would have turned) 70 1/2:
         December 31st, ___________
      B. End of the year following the year of death: December 31st, ___________
      C. Date you would like BCO distributions from this IRA to begin: _________ (The date you select cannot be later than the 28th day of the month. BCO distributions must begin by the latest date in `A' and `B' above. If this date is past and you have not started taking distributions, tax penalties may apply.)

   3. ALL BENEFICIARIES OTHER THAN SOLE SPOUSAL BENEFICIARIES:

      A. End of the year following the year of death: December 31st, ___________
      B. When would you like BCO distributions from this IRA contract to begin? ___________ (THE DATE YOU SELECT CANNOT BE LATER THAN THE 28TH DAY OF THE MONTH. DISTRIBUTIONS MUST BEGIN BY 12/31 OF THE YEAR AFTER THE LAST DISTRIBUTION. IF THIS DATE IS PAST AND YOU HAVE NOT STARTED TAKING DISTRIBUTIONS, TAX PENALTIES MAY APPLY.)

WITHHOLDING INFORMATION

We will automatically withhold 10% federal income tax from the taxable portion of your withdrawal unless you check the box below. Some states require us to withhold state income tax if federal income tax is withheld. Please consult your tax advisor for rules that apply to you. Equitable is required to withhold federal income tax on payments from annuity contracts which may be included in gross income. In the case of distributions from a Roth IRA, we may not be able to calculate the portion of the distribution (if any) subject to tax. We may be required to withhold on the gross amount of the distribution unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part. If we withhold income tax, any income tax withheld is a credit against your income tax liability.

      [ ] I do not want to have federal income tax (and state, if applicable) withheld (U.S. residence address and Social Security No./TIN required on the application.)

Under penalty of perjury, I certify the following Social Security or TIN number is correct:
[ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]

If your address of record is not a U.S. residence address, complete the following statement:
(Check one):  [ ] I am a U.S. citizen   [ ] I am not a U.S. citizen.
                                            I reside in _____________________
                                                          (name of country)

If you are foreign, you may need to complete additional tax forms before your transaction can be processed.
--------------------------------------------------------------------------------
Form # 180-3000 BCO                E4289                Cat.#131147 (rev. 04/03)

           Application Number: _______________________ (Page 3 of 7)
--------------------------------------------------------------------------------
6. PROPOSED OWNER'S BENEFICIARY(IES) INFORMATION INCLUDE FULL NAME(S), RELATIONSHIP(S) TO OWNER OF THIS CONTRACT AND THE SOCIAL SECURITY NUMBER OF EACH BENEFICIARY. USE #11 IF YOU NEED MORE SPACE. IF A BENEFICIARY IS NOT AN INDIVIDUAL, PLEASE PROVIDE THE TAXPAYER IDENTIFICATION NUMBER OF THE ENTITY, INSTEAD OF THE SOCIAL SECURITY NUMBER.

   [ ] Individual [ ] Entity

   PRIMARY___________________________    SOCIAL SECURITY NUMBER
                                            OR TAX ID___________________________
   RELATIONSHIP______________________

   DATE OF BIRTH_____________________

   CONTINGENT (IF ANY)_______________    SOCIAL SECURITY NUMBER
                                            OR TAX ID___________________________
   RELATIONSHIP______________________

   DATE OF BIRTH_____________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7. ENHANCED DEATH BENEFIT OPTION (AVAILABLE FOR SERIES 800 EQUI-VEST IN STATES WHERE APPROVED. THE ENHANCED DEATH BENEFIT OPTION IS NOT AVAILABLE IN WASHINGTON.)

   WOULD YOU LIKE TO ELECT THE 3-YEAR RATCHETED DEATH BENEFIT FOR AN
   ADDITIONAL .15% ANNUAL CHARGE?
   [ ] YES, I would like to elect the Ratcheted Death Benefit.
   [ ] NO, I would like to have only the contribution (adjusted for withdrawals)
       as the Minimum Death Benefit.
   ONCE THE RATCHETED DEATH BENEFIT IS ELECTED, IT CANNOT BE TERMINATED.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8. ANTICIPATED SINGLE PREMIUM CONTRIBUTION INFORMATION
   (ALL PAYMENTS MUST BE DIRECTLY TRANSFERRED FROM THE ROTH IRA OR TRADITIONAL IRA OF THE DECEASED OWNER.)

   A. AMOUNT PROVIDED WITH THIS APPLICATION:
      (i)   Total amount for investment options
            listed in #9. (Do not include amounts
            for the Fixed Maturity Options.)                   $_______________

      (ii)  Total amount for Fixed Maturity Option(s)
            listed in #10.                                     $_______________

      (iii) Total Amount Remitted.                             $_______________

   B. EXPECTED CONTRIBUTION: (Minimum $5,000)
      Indicate the amount expected to be contributed
      in the first year of this contract.                      $_______________

   C. 12/31 ACCOUNT VALUE:
      Indicate the 12/31 Account Value of the Original
      IRA for the previous calendar year. If available,
      please attach the most recent 12/31 Statement for
      the Original IRA.                                        $_______________

   D. DISTRIBUTIONS FOR CURRENT CALENDAR YEAR:
      Indicate the total distributions the Proposed
      Owner has taken year to date.                            $_______________

--------------------------------------------------------------------------------
Form # 180-3000 BCO                E4289                Cat.#131147 (rev. 04/03)

           Application Number: _______________________ (Page 4 of 7)
--------------------------------------------------------------------------------
9. SELECTION OF INVESTMENT OPTIONS AND ALLOCATION PERCENTAGES
   (CHECK EITHER BOX A OR BOX B BUT NOT BOTH. BOXES A AND B ARE NOT APPLICABLE TO EQUI-VEST EXPRESS.)

   A. [ ] MAXIMUM TRANSFER FLEXIBILITY. By checking this box, you may only invest in those options listed below which have been shaded. Transfers out of the Guaranteed Interest Option (GIO) will not be limited.

   B. [ ] MAXIMUM FUND CHOICE. By checking this box, you may invest in any of the options listed below (shaded or not shaded). Transfers out of the GIO will be limited (see Prospectus for details).

      CURRENT ALLOCATION (APPLIES TO ALL PROGRAMS): Select the allocation for the amount indicated in #8A(i) or any amounts that you may invest in these options in the future. You can change this allocation for future contributions at any time. The percentages entered below must be in whole numbers and total 100%.

      Note: If you are investing in the Fixed Maturity Option (FMO) you must be certain that you have entered an amount in #8A(ii), checked box #9B, and completed #10.

Guaranteed Interest Option*                    ______%        EQ/MFS Investors Trust                      ______%
EQ/Equity 500 Index                            ______%        EQ/Capital Guardian Research                ______%
EQ/Alliance Growth and Income                  ______%        EQ/Capital Guardian U.S. Equity             ______%
EQ/Alliance Common Stock                       ______%        EQ/Calvert Socially Responsible             ______%
EQ/Alliance International                      ______%        EQ/Alliance Technology                      ______%
EQ/Aggressive Stock                            ______%        EQ/Marsico Focus Portfolio                  ______%
EQ/Balanced                                    ______%        EQ/Janus Large Cap Growth                   ______%
EQ/Alliance Small Cap Growth                   ______%        EQ/FI Mid Cap                               ______%
EQ/Money Market                                ______%        EQ/Capital Guardian International           ______%
EQ/Alliance Intermediate Gov't Securities      ______%        EQ/Lazard Small Cap Value                   ______%
EQ/Alliance Quality Bond                       ______%        EQ/Putnam International Equity              ______%
EQ/High Yield                                  ______%        EQ/Putnam Voyager Portfolio                 ______%
EQ/J.P. Morgan Core Bond                       ______%        EQ/Small Company Index                      ______%
AXA Premier VIP Core Bond                      ______%        AXA Premier VIP Large Cap Growth            ______%
EQ/Bernstein Diversified Value                 ______%        AXA Premier VIP Large Cap Core Equity       ______%
EQ/Putnam Growth & Income Value                ______%        AXA Premier VIP Large Cap Value             ______%
EQ/MFS Emerging Growth Companies               ______%        AXA Premier VIP Small/Mid Cap Growth        ______%
EQ/Emerging Markets Equity Portfolio           ______%        AXA Premier VIP Small/Mid Cap Value         ______%
EQ/FI Small/Mid Cap Value                      ______%        AXA Premier VIP International Equity        ______%
EQ/Mercury Basic Value Equity                  ______%        AXA Premier VIP Technology                  ______%
EQ/Alliance Premier Growth                     ______%        AXA Premier VIP Health Care                 ______%
EQ/Evergreen Omega                             ______%
                                                              Total (for both columns)                    ______%

*Not available for EQUI-VEST Express.
--------------------------------------------------------------------------------
10. FIXED MATURITY OPTIONS (FMOS ARE NOT AVAILABLE IN MARYLAND OR
    WASHINGTON.)

    For the amount shown in #8A(ii), please allocate by whole percentages to the following Fixed Maturity Option(s). (Do not select a Maturity Date that has already expired.)

    (BEFORE YOU SELECT A MATURITY YEAR YOU SHOULD CONSIDER WHETHER YOUR VALUE IN THE VARIABLE INVESTMENT OPTIONS ARE SUFFICIENT TO MEET YOUR BCO DISTRIBUTIONS.)

                      Maturity Dates       Percentage of amount shown in #8A(ii)
                      [ ] June 15, 2004    _____________________%
                      [ ] June 15, 2005    _____________________%
       USE WHOLE      [ ] June 15, 2006    _____________________%
      PERCENTAGES     [ ] June 15, 2007    _____________________%
         ONLY         [ ] June 13, 2008    _____________________%
                      [ ] June 15, 2009    _____________________%
                      [ ] June 15, 2010    _____________________%
                      [ ] June 15, 2011    _____________________%
                      [ ] June 15, 2012    _____________________%
                      [ ] June 14, 2013    _____________________%
                      TOTAL                         100         %


--------------------------------------------------------------------------------
Form # 180-3000 BCO                  E4289              Cat.#131147 (rev. 04/03)

           Application Number: _______________________ (Page 5 of 7)

--------------------------------------------------------------------------------
11. SPECIAL INSTRUCTIONS (For additional information)

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12. SUITABILITY (ALL QUESTIONS MUST BE ANSWERED.)

    A. THE OWNER RECEIVED THE FOLLOWING EQUI-VEST/EQUI-VEST EXPRESS PROSPECTUS AND ANY APPLICABLE SUPPLEMENT:

       _________________________________________________________________________
       DATE OF PROSPECTUS          DATE(S) OF ANY SUPPLEMENT(S) TO PROSPECTUS

       IN THE CASE OF AN IRA THAT PROVIDES TAX DEFERRAL UNDER THE INTERNAL REVENUE CODE, BY SIGNING THIS APPLICATION THE OWNER ACKNOWLEDGES THAT HE OR SHE IS BUYING THE CONTRACT FOR ITS FEATURES AND BENEFITS OTHER THAN TAX DEFERRAL, AS THE TAX-DEFERRAL FEATURE OF THE CONTRACT DOES NOT PROVIDE ADDITIONAL BENEFITS.

    B. (i) HAVE YOU PURCHASED AN EQUITABLE ANNUITY CONTRACT WITHIN THE LAST 12 MONTHS? [ ] Yes [ ] No
            If so, indicate the name of the product _______________________ and the contract # ________________________

       (ii) WILL ANY EXISTING INSURANCE OR ANNUITY BE (OR HAS BEEN) REPLACED OR CHANGED, ASSUMING THE CONTRACT APPLIED FOR WILL BE ISSUED?
            [ ] Yes [ ] No   If Yes, complete the following:

       _________________________________________________________________________
       YEAR ISSUED    TYPE OF PLAN       COMPANY              CONTRACT NUMBER

       ______________________________________________________________________
       COMPANY ADDRESS

    C. Are you applying for this certificate/contract in a state other than your state of residence?

       [ ] Yes   [ ] No

       If YES, please provide reason: __________________________________________

       _________________________________________________________________________

    D. CUSTOMER INFORMATION

    ____________________________________________________________________________
    EMPLOYER'S NAME                        OWNER'S OCCUPATION

    ____________________________________________________________________________
    EMPLOYER'S STREET ADDRESS

    ____________________________________________________________________________
    CITY                                    STATE      ZIP

    ____________________________________________________________________________
    ESTIMATED ANNUAL FAMILY INCOME         ESTIMATED NET WORTH

    INVESTMENT OBJECTIVE: [ ] Income [ ] Income & Growth [ ] Growth
                          [ ] Aggressive Growth [ ] Safety of Principal

    Is Owner or Annuitant associated with or employed by a member of the NASD?
    [ ] Yes [ ] No

    MARITAL STATUS:   [ ] Single [ ] Married [ ] Widowed [ ] Divorced

    NUMBER OF DEPENDENTS:____________ FEDERAL TAX BRACKET:________________%

    PURPOSE OF INVESTMENT:______________________________________________________

    INVESTMENT HORIZON: (Length of time contract is expected to remain in force) [ ] (less than) 3 years [ ] 3-7 years [ ] (greater than) 7 years

--------------------------------------------------------------------------------
Form # 180-3000 BCO                  E4289              Cat.#131147 (rev. 04/03)

                Application Number: _______________ (Page 6 of 7)
--------------------------------------------------------------------------------
12. SUITABILITY (CONTINUED) (ALL QUESTIONS MUST BE ANSWERED.)

    RISK TOLERANCE (Choose only one):

    The selected investment options should be consistent with the stated Investment Objective (question 12D on the application) and Risk Tolerance.
    [ ] CONSERVATIVE: Prefer little risk and low volatility in return for accepting potentially lower returns.
    [ ] CONSERVATIVE/MODERATE: Willing to accept some risk and volatility in return for some growth potential.
    [ ] MODERATE: Willing to assume an average amount of market risk and volatility or loss of principal to achieve potentially higher returns.
    [ ] MODERATE/AGGRESSIVE: Willing to accept above-average amount of market risk and volatility or loss of principal to achieve potentially greater returns.
    [ ] AGGRESSIVE: Willing to sustain substantial volatility or loss of principal and assume a high level of risk in pursuing potentially higher returns.

    Investments/Assets                  Cash (includes checking, savings, money market) $______________
    (Prior to this Investment):         Certificates of Deposit (CDs)                   $______________
                                        Bonds                                           $______________
                                        Annuities                                       $______________
                                        Mutual Funds    Income Growth $______________
                                                        Growth        $______________
                                                        Aggressive    $______________
                                                        Other         $______________
                                                        TOTAL         $______________   $______________
                                        Stocks                                          $______________
                                        Other                                           $______________
                                                        GRAND TOTAL                     $______________

    Has Client purchased a Financial Plan from AXA Advisors, LLC? [ ] Yes Plan #:__________________ [ ] No
    Source of Funds (If more than one box is checked, provide percentage of breakdown)
    [ ] Cash __________%    [ ] Existing Investment* __________%
    [ ] Borrowing (source)* __________%
    *Identify Source (i.e., death benefit, custodial account redemption)

Comments:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
Form # 180-3000                       E4289             Cat.#131147 (rev. 04/03)

           Application Number: _______________________ (Page 7 of 7)
--------------------------------------------------------------------------------
13. AGREEMENT

    All information and statements furnished in this application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no Associate has the authority to make or modify any contract on Equitable Life's behalf, or to waive or alter any of Equitable Life's rights and regulations. I understand that amounts withdrawn from the contract may be subject to a withdrawal charge. I understand that the annuity account value attributable to allocations to the investment funds of the separate account or variable annuity benefit payments may increase or decrease and are not guaranteed as to dollar amount. For the Fixed Maturity Options, amounts payable under the contract before the Maturity Date selected in Item 10, are subject to market value adjustments. I understand and acknowledge that the above information may affect the amount and timing of payments under my contract and that erroneous information may have adverse federal income tax consequences for me. The information on this application is true and complete to the best of my knowledge and belief.

    _____________________________________________   __________________________
    PROPOSED ANNUITANT'S SIGNATURE          DATE    CITY                STATE

    _____________________________________________   __________________________
    PROPOSED TRUSTEE'S SIGNATURE            DATE    CITY                STATE
    (if beneficiary of Original traditional or Roth IRA is a Qualifying Trust)

        (NEW YORK RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS SIGN BELOW.)
    ----------------------------------------------------------------------------
    In Colorado:        It is unlawful to knowingly provide false, incomplete,
                        or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

    In Florida:         Any person who knowingly and with intent to injure,
                        defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree. Equitable Life is a subsidiary of AXA Financial, Inc. AXA is the sole shareholder of AXA Financial, Inc. Neither AXA
                        Financial, Inc. nor AXA has any responsibility for the insurance obligations of Equitable Life.

    In D.C.,            It is a crime to knowingly provide false, incomplete or
    Louisiana, Maine    misleading information to an insurance company for the
    and Tennessee:      purpose of defrauding the company. Penalities may
                        include imprisonment, fines, or a denial of insurance benefits.

    In New Jersey:      Any person who includes any false or misleading
                        information on an application for an insurance policy is subject to criminal and civil penalties.

                        Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

    In Texas:           Any person who knowingly files a statement of claim
                        containing any false or misleading information is subject to criminal and civil penalties.

    In Arkansas,        Any person who knowingly and with intent to defraud any
    Kentucky            insurance company or other person files an application
    and                 for insurance or statement of claim containing any
    New Mexico:         materially false information or conceals for the purpose
                        of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

    In Ohio: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer submits an enrollment form or files a claim containing a false or deceptive statement is guilty of insurance fraud.

                        Laws in your state may make it a crime to fill out an insurance or annuity application with information you know is false or to leave out material facts.

    All Other States:   Any person who knowingly and with intent to defraud any
                        insurance company files an application or statement of
                        claim containing any materially false, misleading or
                        incomplete information is guilty of a crime which may be
                        punishable under state or Federal law.
    ----------------------------------------------------------------------------

_____________________________________________   __________________________
PROPOSED ANNUITANT'S SIGNATURE          DATE    CITY                STATE

_____________________________________________   __________________________
PROPOSED TRUSTEE'S SIGNATURE            DATE    CITY                STATE
(if beneficiary of Original traditional or Roth IRA is a Qualifying Trust)

--------------------------------------------------------------------------------
[EQUITABLE LOGO]

Form # 180-3000 BCO                   E4289             Cat.#131147 (rev. 04/03)

                        EQUI-VEST(R)REPRESENTATIVE REPORT

--------------------------------------------------------------------------------
A. [ ] I CERTIFY THAT A PROSPECTUS FOR THE CONTRACT HAS BEEN GIVEN TO THE PROPOSED OWNER, AND THAT NO WRITTEN SALES MATERIALS OTHER THAN THOSE APPROVED BY EQUITABLE LIFE HAVE BEEN USED. (THE REPRESENTATIVE WHO SECURES THIS APPLICATION MUST SIGN IN THE SPACE PROVIDED BELOW.)

B. HAVE YOU DELIVERED THE EQUITABLE "FAMILY OF ANNUITIES" BROCHURE?
   [ ] YES [ ] NO

C. WAS OR WILL AN EXISTING ANNUITY OR INSURANCE CERTIFICATE BE REPLACED, ASSUMING THE CONTRACT WILL BE ISSUED?
   [ ] YES [ ] NO (IF YES, ATTACH COPY OF THE REPLACEMENT ACKNOWLEDGEMENT FORM.)

D. COMPENSATION METHOD:
   ELECT ONE OF THE FOLLOWING FOR THIS APPLICATION ONLY. (IF THERE ARE MULTIPLE AGENTS ON THE CONTRACT, THIS ELECTION MUST BE THE SAME FOR ALL.) REFER TO AIG 98-15 IF YOU HAVE QUESTIONS.

   [ ] I (WE) ELECT THE TRADITIONAL PREMIUM-BASED COMPENSATION METHOD WHICH
       PROVIDES FOR AN UP-FRONT PREMIUM-BASED COMPENSATION PAYMENT, PLUS PCs.
                                       OR
   [ ] I (WE) ELECT THE VOLUNTARY TRADE-OFF COMPENSATION METHOD WHICH INCLUDES A
       REDUCED UP-FRONT PREMIUM-BASED COMPENSATION PAYMENT WITH PCs PLUS AN ANNUAL ASSET-BASED PAYMENT BEGINNING AFTER YEAR ONE (1) WITH PCs.


       _________________________________________________
       REPRESENTATIVE'S SIGNATURE

   EQUI-VEST ISSUES MUST ADEQUATELY REFLECT THE COMMISSION INTEREST OF ALL REPRESENTATIVES ON PREVIOUS CONTRACTS.

PRINT                              LAST       REPRE-       REPRE-     AGENCY       DISTRICT         REPRESENTATIVE
RREPRESENTATIVE(S) NAME(S)         NAME     SENTATIVE    SENTATIVE     CODE           MGR.             INSURANCE
(SERVICE REPRESENTATIVE FIRST)    INITIAL     NUMBER                                 CODE              LICENSE#*
-----------------------------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

*WHERE REQUIRED BY STATE REGULATIONS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOR EQUI-VEST PROCESSING OFFICE USE

REPRESENTATIVE(S) SHOWN ABOVE IS (ARE) EQUITY QUALIFIED AND LICENSED IN THE STATE IN WHICH THE REQUEST IS SIGNED.

APPLICATION NO.____________________________    EAO REC'D._______________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROCESSING: _________________   ____________   ______________   ________________
             CONTRACT NUMBER    BATCH NUMBER   INQUIRY NUMBER   PROCESSOR

--------------------------------------------------------------------------------
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                            New York, New York 10104

                  APPLICATION INSTRUCTIONS FOR REPRESENTATIVE
                   PLEASE READ BEFORE COMPLETING APPLICATION.

A. GENERAL

   o No application will be processed without an EQUI-VEST Representative's Report.

   o  All checks must be made payable to Equitable Life.

   o  Print neatly or type (except where signatures are required).

   o  Do not abbreviate.

   o  Any corrections must be initialed by the Annuitant.

   o  Unless otherwise indicated, complete all sections.

--------------------------------------------------------------------------------
B. BY ITEM

1.  EQUI-VEST PROGRAM
    For EQUI-VEST and EQUI-VEST Express Inherited IRA, Traditional IRA and Roth IRA are the only markets available. Roth IRA is only available if the Deceased Owner's Original IRA was a Roth IRA. CONVERSIONS FROM A TRADITIONAL IRA TO A ROTH IRA ARE NOT PERMITTED. Unless otherwise noted, instructions pertaining to markets common to both EQUI-VEST and EQUI-VEST Express apply to both products. SERIES 800 EQUI-VEST IS NOT AVAILABLE IN PENNSYLVANIA.

2.  ANNUITANT INFORMATION
    The individual beneficiary of the Deceased Owner's Original traditional or Roth IRA. If the beneficiary of the Original IRA is a qualifying trust, the Annuitant is the oldest beneficiary of such trust. The maximum issue age is 70.

3.  DECEASED OWNER INFORMATION
    This section must be completed. The individual, now deceased, who owned the Original traditional or Roth IRA.

4.  OWNER -- BENEFICIARY OF DECEASED IRA OWNER
    The proposed owner and annuitant of this contract/certificate is always the person who "inherited" the Original IRA, with the exception of a qualifying trust. Unless a qualifying trust is the proposed owner then check the box "Same as Annuitant." If the proposed owner is a qualifying trust then check the box "Qualifying Trust" and attach the completed Trustee Certification Form.

5.  BENEFICIARY CONTINUATION OPTION (BCO) DISTRIBUTIONS COMMENCEMENT DATE
    The date on which BCO Distribution payments are to begin. BCO Distribution payments must be made at least annually. BCO Distributions from this contract will be calculated over a period not extending beyond the remaining life expectancy of the Annuitant, based on the information provided on this application. The factors that will determine the remaining life expectancy are: the date of death of the deceased, the Annuitant's age as of the calendar year following the year of death, and the corresponding life expectancy in the Single Life Table in Q&A-1 of Treasury Regulation Section
    1.401 (a)(9)-9 and the number of years that have elapsed between date of death and the issue date of the contract/certificate. If the date for the first required distribution has passed and the required distribution has not been taken the money will be eligible to come over but the client is responsible for any possible excise tax.

6.  PROPOSED OWNER'S BENEFICIARY(IES) INFORMATION
    The individual or Entity who will receive the death benefit upon the death of the Annuitant. Your client must name a primary beneficiary(ies) and may also name a contingent beneficiary.

7.  ENHANCED DEATH BENEFIT OPTION
    Not available for EQUI-VEST Express. This is an optional feature for Series 800 EQUI-VEST in states where approved. The Enhanced Death Benefit Option is not available in Washington. This option resets the guaranteed death benefit every third contract anniversary date to the annuity account value, if greater than the previously established guaranteed death benefit (adjusted for withdrawals and contributions). It has a 15 basis point charge that is deducted annually from the annuity account value. If this is not elected, the regular death benefit explained in the contract will apply. This feature is only available at contract issue, and cannot be terminated once elected.

8.  ANTICIPATED CONTRIBUTION INFORMATION
    Part #8A is ONLY completed when payment is made at the time the application is signed. If payment is to be made after the application is signed, then the signed application must be submitted and payment must be forwarded promptly upon receipt. Part #8B must be completed in all cases. To elect the Principal Assurance Option, please indicate this election in #11, and complete the "Principal Assurance Form."

9.  SELECTION OF INVESTMENT OPTIONS AND ALLOCATION PERCENTAGES
    For EQUI-VEST check either #9A MAXIMUM TRANSFER FLEXIBILITY or #9B MAXIMUM FUND CHOICE, but not both.

10. FIXED MATURITY OPTIONS
    FMOs are not available in Maryland or Washington. Complete only if amounts are entered in #8A(ii). A whole percentage must be indicated for each date chosen. The total must equal 100%. Be careful not to pick a Maturity Date which has expired. We recommend not selecting any Maturity Date less than one month away or after the annuity benefits are expected to begin under this contract.

11. SPECIAL INSTRUCTIONS
    Use this section for any additional details regarding beneficiary, replacement, or transfer information.

12. SUITABILITY
    Complete #12A to ensure that the Owner has received the current prospectus and supplement. Answer 12B(i) and provide the requested information if the proposed owner purchased an Equitable annuity contract within the last 12 months. Because the answer to 12B(ii) must be yes, complete #12B(ii) to provide information on the annuity contract that is being replaced. Complete #12C as required by the NASD.

13. AGREEMENT
    Owner (and annuitant, if different) must sign the application.

--------------------------------------------------------------------------------